UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: April 16, 2024

(Date of earliest event reported)

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-3382	DUKE ENERGY PROGRESS, LLC (a North Carolina limited liability company) 411 Fayetteville Street Raleigh, North Carolina 27601 704-382-3853	56-0165465
333-276553-01	DUKE ENERGY PROGRESS SC STORM FUNDING LLC (a Delaware limited liability company) 411 Fayetteville Street Raleigh, North Carolina 27601 704-382-3853	99-0724467

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On April 16, 2024, Duke Energy Progress, LLC (the “Utility”) and Duke Energy Progress SC Storm Funding LLC (the “Issuing Entity”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and RBC Capital Markets, LLC as underwriters with respect to the purchase and sale of $177,365,000 of Senior Secured Storm Recovery Bonds, Series A (the “Storm Recovery Bonds”), to be issued by the Issuing Entity pursuant to an Indenture and Series Supplement (together, the “Indenture”), each to be dated as of April 25, 2024, which are annexed hereto as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K. The Storm Recovery Bonds were offered pursuant to the prospectus dated April 16, 2024 (the “Prospectus”). In connection with the issuance of the Storm Recovery Bonds, the Utility and the Issuing Entity also expect to enter into a Storm Recovery Property Servicing Agreement, Storm Recovery Property Purchase and Sale Agreement, Administration Agreement, Intercreditor Agreement and Joinder to an existing amended and restated intercreditor agreement, dated December 20, 2013, which together with the Underwriting Agreement, are annexed hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on 8-K.

Additionally, effective as of April 16, 2024, the Issuing Entity adopted an Amended and Restated Limited Liability Company Agreement (the “A&R LLC Agreement”) in connection with the issuance of the Storm Recovery Bonds. The A&R LLC Agreement, which is described in the Prospectus, was previously approved by the Utility, the sole member of the Issuing Entity. The description of the A&R LLC Agreement in the Prospectus is not complete and is qualified in its entirety by reference to the full text of the A&R LLC Agreement, which is annexed hereto as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement among Duke Energy Progress SC Storm Funding LLC, Duke Energy Progress, LLC, Goldman Sachs & Co. LLC and RBC Capital Markets, LLC, dated April 16, 2024

3.2	Amended and Restated Limited Liability Company Agreement, dated as of April 16, 2024, of Duke Energy Progress SC Storm Funding LLC

4.1	Form of Indenture between Duke Energy Progress SC Storm Funding LLC and the Indenture Trustee (including forms of the Senior Secured Storm Recovery Bonds) to be dated as of April 25, 2024

4.2	Form of Series Supplement between Duke Energy Progress SC Storm Funding LLC and the Indenture Trustee, to be dated as of April 25, 2024

10.1	Form of Storm Recovery Property Servicing Agreement between Duke Energy Progress SC Storm Funding LLC and Duke Energy Progress, LLC, as Servicer, to be dated as of April 25, 2024

10.2	Form of Storm Recovery Property Purchase and Sale Agreement between Duke Energy Progress SC Storm Funding LLC and Duke Energy Progress, LLC, as Seller, to be dated as of April 25, 2024

10.3	Form of Administration Agreement between Duke Energy Progress SC Storm Funding LLC and Duke Energy Progress, LLC, as Administrator, to be dated as of April 25, 2024

10.4	Form of Intercreditor Agreement, among Duke Energy Progress, LLC, Duke Energy Progress SC Storm Funding LLC, Duke Energy Progress NC Storm Funding, LLC, Duke Energy Progress Receivables LLC, The Bank Of New York Mellon Trust Company, National Association, U.S. Bank Trust Company, National Association and MUFG Bank, LTD, to be dated April 25, 2024

10.5	Form of Joinder Agreement to the Amended and Restated Intercreditor Agreement, dated December 20, 2013, between Duke Energy Progress SC Storm Funding LLC and U.S. Bank Trust Company, National Association, to be dated April 25, 2024

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

DUKE ENERGY PROGRESS, LLC

	By:	/s/ Robert T. Lucas III
Robert T. Lucas III
Dated: April 18, 2024		Assistant Secretary

DUKE ENERGY PROGRESS SC STORM FUNDING LLC

	By:	/s/ Robert T. Lucas III
Robert T. Lucas III
Dated: April 18, 2024		Secretary